NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Third Quarter 2014 Results

ROSEMEAD, Calif., October 28, 2014 - Edison International (NYSE: EIX) today reported third quarter 2014 net income on a GAAP basis of $480 million, or $1.47 per share, compared to $438 million, or $1.34 per share, in the third quarter of 2013. On an adjusted basis, Edison International’s third quarter 2014 core earnings were $496 million, or $1.52 per share, compared to $463 million, or $1.42 per share, in the third quarter of 2013.

Southern California Edison’s (SCE) third quarter 2014 core earnings increased $26 million, or $0.08 per share, primarily due to higher authorized revenues from rate base growth partially offset by lower income tax benefits. Edison International Parent and Other’s third quarter core losses decreased $7 million, or $0.02 per share, primarily due to higher income from Edison Capital's investments in affordable housing projects and higher income tax benefits, partially offset by higher corporate and new business expenses.

Edison International's third quarter 2014 core earnings exclude losses of $16 million, or $0.05 per share, from discontinued operations. Edison International's third quarter 2013 core earnings exclude losses of $25 million, or $0.08 per share, from discontinued operations.

“Edison International has delivered another quarter of strong financial results, and we have increased our 2014 core earnings guidance to $4.25-$4.35 per share," said Ted Craver, chairman and chief executive officer of Edison International. "The increased guidance complements our continued efforts to reduce uncertainties and return our dividend to the targeted payout level, in steps over time."
Year-to-Date Earnings

For the nine months period ended September 30, 2014, Edison International reported net income on a GAAP basis of $1,192 million, or $3.66 per share, compared to $614 million, or $1.88 per share, during the same period in 2013. On an adjusted basis, Edison International’s core earnings were $1,142 million, or $3.50 per share, compared to $973 million, or $2.98 per share, in the year-to-date period in 2013.

SCE’s core earnings for the nine months ended September 30, 2014, increased $161 million, or $0.49 per share, from the nine months ended September 30, 2013, primarily due to higher authorized revenues from rate base growth, higher income tax benefits, lower severance costs, and other income. Edison International Parent and Other’s core losses for the nine month period ended September 30, 2014, decreased $8 million, or $0.03 per share, from the nine months ended September 30, 2013, primarily due to higher income tax benefits and higher income from Edison Capital's investments in affordable housing projects, partially offset by new business expenses.

Edison International's year-to-date 2014 core earnings exclude charges of $96 million, or $0.29 per share, related to SCE’s settlement agreement for San Onofre Nuclear Generating Station (SONGS) and $146 million, or $0.45 per share, of income from discontinued operations. Year-to-date 2013 core earnings exclude the $365 million, or $1.12 per share, SONGS charge, and $7 million, or $0.02 per share, of earnings from tax benefits related to the sale of a lease investment in 2012.

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Edison International Reports Third Quarter 2014 Financial Results

Edison International uses core earnings, which is a non-GAAP financial measure that adjusts for significant discrete items that management does not consider representative of ongoing earnings. Edison International management believes that core earnings provide more meaningful comparisons of performance from period to period. Please see the attached tables for a reconciliation of core earnings to basic earnings.

2014 Earnings Guidance

The company increased its 2014 core earnings guidance to $4.25 to $4.35 per share and its basic earnings guidance to $4.41 to $4.51 per share. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.

Reconciliation of 2014 Core Earnings Guidance to Basic Earnings Guidance

	2014 Earnings Guidance			2014 Earnings Guidance
	as of 4/29/14			as of 10/28/14
	Low	Mid	High	Low	Mid	High
SCE		$3.85			$4.43
EIX Parent & Other		(0.15)			(0.13)
EIX Core EPS	$3.60	$3.70	$3.80	$4.25	$4.30	$4.35
Non-core Items*	(0.36)	(0.36)	(0.36)	0.16	0.16	0.16
EIX Basic EPS	$3.24	$3.34	$3.44	$4.41	$4.46	$4.51

*Represents non-core items recorded for the three months ended March 31, 2014, and nine months ended September 30, 2014, respectively.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in energy services and technologies, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.
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Edison International Reports Third Quarter 2014 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested awards that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in Edison International Parent and Other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:    Tuesday, October 28, 2014, 2:00 p.m. (Pacific Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-866-443-2924 (US) and 1-203-369-1100 (Int’l) - Passcode: 254516
Telephone replay available through November 6, 2014
Webcast:     www.edisoninvestor.com

Edison International Reports Third Quarter 2014 Financial Results

Third Quarter Reconciliation of
Core Earnings Per Share to Basic Earnings Per Share

	Three months ended September 30,			Nine months ended September 30,
	2014	2013	Change	2014	2013	Change
Earnings (loss) per share attributable to Edison International
Continuing operations
SCE	$1.54	$1.46	$0.08	$3.29	$1.97	$1.32
Edison International Parent and Other	(0.02)	(0.04)	0.02	(0.08)	(0.09)	0.01
Discontinued operations	(0.05)	(0.08)	0.03	0.45	—	0.45
Edison International	1.47	1.34	0.13	3.66	1.88	1.78
Less: Non-core items
SCE	—	—	—	(0.29)	(1.12)	0.83
Edison International Parent and Other	—	—	—	—	0.02	(0.02)
Discontinued operations	(0.05)	(0.08)	0.03	0.45	—	0.45
Total non-core items	(0.05)	(0.08)	0.03	0.16	(1.10)	1.26
Core earnings (losses)
SCE	1.54	1.46	0.08	3.58	3.09	0.49
Edison International Parent and Other	(0.02)	(0.04)	0.02	(0.08)	(0.11)	0.03
Edison International	$1.52	$1.42	$0.10	$3.50	$2.98	$0.52
Note: Diluted earnings were $1.46 and $1.34 per share for the three months ended September 30, 2014 and 2013, respectively, and $3.62 and $1.87 per share for the nine months ended September 30, 2014 and 2013, respectively.

Third Quarter Reconciliation of
Core Earnings to Basic Earnings (in millions)

	Three months ended September 30,			Nine months ended September 30,
(in millions)	2014	2013	Change	2014	2013	Change
Net income (loss) attributable to Edison International
Continuing operations
SCE	$503	$477	$26	$1,072	$642	$430
Edison International Parent and Other	(7)	(14)	7	(26)	(27)	1
Discontinued operations	(16)	(25)	9	146	(1)	147
Edison International	480	438	42	1,192	614	578
Less: Non-core items
SCE	—	—	—	(96)	(365)	269
Edison International Parent and Other	—	—	—	—	7	(7)
Discontinued operations	(16)	(25)	9	146	(1)	147
Total non-core items	(16)	(25)	9	50	(359)	409
Core earnings (losses)
SCE	503	477	26	1,168	1,007	161
Edison International Parent and Other	(7)	(14)	7	(26)	(34)	8
Edison International	$496	$463	$33	$1,142	$973	$169

Edison International Reports Third Quarter 2014 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended September 30,		Nine months ended September 30,
(in millions, except per-share amounts, unaudited)	2014	2013	2014	2013
Operating revenue	$4,356	$3,960	$10,298	$9,638
Fuel	77	95	219	249
Purchased power	2,105	1,713	4,344	3,569
Operation and maintenance	879	971	2,480	2,809
Depreciation, decommissioning and amortization	424	392	1,248	1,224
Impairment and other charges	(3)	—	228	575
Total operating expenses	3,482	3,171	8,519	8,426
Operating income	874	789	1,779	1,212
Interest and other income	40	28	109	91
Interest expense	(141)	(137)	(422)	(402)
Other expenses	(29)	(15)	(52)	(38)
Income from continuing operations before income taxes	744	665	1,414	863
Income tax expense	220	177	284	173
Income from continuing operations	524	488	1,130	690
Income (loss) from discontinued operations, net of tax	(16)	(25)	146	(1)
Net income	508	463	1,276	689
Preferred and preference stock dividend requirements of utility	28	25	84	75
Net income attributable to Edison International common shareholders	$480	$438	$1,192	$614
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$496	$463	$1,046	$615
Income (loss) from discontinued operations, net of tax	(16)	(25)	146	(1)
Net income attributable to Edison International common shareholders	$480	$438	$1,192	$614
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$1.52	$1.42	$3.21	$1.88
Discontinued operations	(0.05)	(0.08)	0.45	—
Total	$1.47	$1.34	$3.66	$1.88
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	328	329	329
Continuing operations	$1.51	$1.41	$3.18	$1.87
Discontinued operations	(0.05)	(0.07)	0.44	—
Total	$1.46	$1.34	$3.62	$1.87
Dividends declared per common share	$0.355	$0.3375	$1.065	$1.0125

Edison International Reports Third Quarter 2014 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	September 30, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$142	$146
Receivables, less allowances of $70 and $66 for uncollectible accounts at respective dates	1,218	838
Accrued unbilled revenue	998	596
Inventory	275	256
Derivative assets	103	122
Regulatory assets	1,170	538
Deferred income taxes	125	421
Other current assets	467	395
Total current assets	4,498	3,312
Nuclear decommissioning trusts	4,741	4,494
Other investments	204	207
Total investments	4,945	4,701
Utility property, plant and equipment, less accumulated depreciation and amortization of $7,997 and $7,493 at respective dates	31,919	30,379
Nonutility property, plant and equipment, less accumulated depreciation of $74 at both dates	102	76
Total property, plant and equipment	32,021	30,455
Derivative assets	245	251
Regulatory assets	7,329	7,241
Other long-term assets	437	686
Total long-term assets	8,011	8,178

Total assets	$49,475	$46,646

Edison International Reports Third Quarter 2014 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	September 30, 2014	December 31, 2013
LIABILITIES AND EQUITY
Short-term debt	$1,349	$209
Current portion of long-term debt	704	601
Accounts payable	1,455	1,407
Accrued taxes	191	358
Customer deposits	214	201
Derivative liabilities	154	152
Regulatory liabilities	794	767
Other current liabilities	988	1,186
Total current liabilities	5,849	4,881
Long-term debt	10,133	9,825
Deferred income taxes and credits	6,762	7,346
Derivative liabilities	947	1,042
Pensions and benefits	1,454	1,378
Asset retirement obligations	2,960	3,418
Regulatory liabilities	6,387	4,995
Other deferred credits and other long-term liabilities	2,225	2,070
Total deferred credits and other liabilities	20,735	20,249
Total liabilities	36,717	34,955
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at respective dates)	2,445	2,403
Accumulated other comprehensive loss	(23)	(13)
Retained earnings	8,314	7,548
Total Edison International's common shareholders' equity	10,736	9,938
Preferred and preference stock of utility	2,022	1,753
Total noncontrolling interests	2,022	1,753
Total equity	12,758	11,691

Total liabilities and equity	$49,475	$46,646

Edison International Reports Third Quarter 2014 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Nine months ended September 30,
(in millions, unaudited)	2014	2013
Cash flows from operating activities:
Net income	$1,276	$689
Less: Income (loss) from discontinued operations	146	(1)
Income from continuing operations	1,130	690
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,248	1,224
Regulatory impacts of net nuclear decommissioning trust earnings	100	82
Impairment and other charges	228	575
Deferred income taxes and investment tax credits	303	257
Other	70	70
EME settlement payments	(225)	—
Changes in operating assets and liabilities:
Receivables	(369)	(406)
Inventory	(19)	68
Accounts payable	211	155
Other current assets and liabilities	(497)	(458)
Derivative assets and liabilities, net	(68)	207
Regulatory assets and liabilities, net	41	94
Other noncurrent assets and liabilities	(126)	(488)
Net cash provided by operating activities	2,027	2,070
Cash flows from financing activities:
Long-term debt issued, net of premium, discount, and issuance costs of $5 and $6 at respective dates	395	394
Long-term debt matured or repurchased	(405)	(201)
Bonds remarketed, net	—	195
Preference stock issued, net	269	387
Preference stock redeemed	—	(400)
Short-term debt financing, net	1,138	1,352
Settlements of stock-based compensation, net	(57)	(40)
Dividends to noncontrolling interests	(88)	(82)
Dividends paid	(347)	(330)
Net cash provided by financing activities	905	1,275
Cash flows from investing activities:
Capital expenditures	(2,856)	(2,761)
Proceeds from sale of nuclear decommissioning trust investments	5,846	4,574
Purchases of nuclear decommissioning trust investments and other	(5,951)	(4,674)
Other	25	(44)
Net cash used by investing activities	(2,936)	(2,905)
Net (decrease) increase in cash and cash equivalents	(4)	440
Cash and cash equivalents at beginning of period	146	170
Cash and cash equivalents at end of period	$142	$610